Stock-based compensation	3 Months Ended
Mar. 31, 2020
Share-based Payment Arrangement [Abstract]
Share-based Payment Arrangement [Text Block]

Note 9 — Stock-based compensation

2018 Stock Plan

The Company had previously adopted a stock plan in 2018 (the “2018 Stock Plan”). Under the terms of the 2018 Stock Plan, certain option grants were accelerated in full or by an additional 12 months as a result of the Business Combination. Therefore, on the date of Closing, the acceleration of vesting for 2,568,523 stock options resulted in a stock compensation charge and corresponding increase to additional paid-in capital of $2.5 million. Additionally, at Closing, a percentage of outstanding vested Grid Dynamics stock options were settled in exchange for cash consideration, pursuant to the terms of the Merger Agreement.

The remaining portion of outstanding vested options totaling 1,739,932 and all unvested options totaling 146,865 were automatically assumed and converted into options to purchase the Company’s common stock as of the Closing. The number of each participant’s assumed options and the exercise price were adjusted as provided in the Merger Agreement. There was no incremental compensation cost attributable to the incremental fair value of the modified options compared to the original options on the modification date. The assumed stock options will continue to be subject to the same terms and conditions, including vesting schedule terms, in accordance with the 2018 Stock Plan.

The following table sets forth the activity, including the conversion of the vested and unvested options, for the three months ended March 31, 2020:

Options Outstanding
Balance at December 31, 2019	2,734,327
Cashed out	(828,590)
Forfeited	(18,940)
Balance at March 31, 2020 (prior to exchange ratio conversion)	1,886,797
Converted vested balance	4,313,917
Converted unvested balance	364,094
Balance at March 31, 2020 (post to exchange ratio conversion)	4,678,011

2020 Equity Incentive Plan

Effective March 5, 2020, the Board of Directors approved an equity incentive plan (the “2020 Plan”). The 2020 Plan permits the Company to grant a maximum aggregate amount of 16,300,000 Incentive Stock Options, Nonstatutory Stock Options (“NSOs”), Restricted Stock, Restricted Stock Units (“RSUs”), Stock Appreciation Rights, Performance Units, and Performance Shares (collectively, the “Awards”) to employees, directors, and consultants of the Company. The Board of Directors or any committee appointed by the Board of Directors has the authority to grant Awards. As of March 31, 2020, the Board of Directors granted 1,552,100 NSOs and 2,310,000 RSUs. The Company has not granted any other Awards.

The 1,552,100 NSOs granted on March 13, 2020 are subject to the following time-based vesting conditions: one-fourth of the NSOs will vest on March 13, 2021; and thereafter one-sixteenth of the NSOs will vest each subsequent three month anniversary thereafter on the 13th of the month. Additionally, the NSOs have approximately a ten-year exercise term, and once the NSOs are vested, the recipients have the right to purchase the Company’s stock at a fixed and specified exercise price.

The grant date fair value of each NSO was estimated on the date of grant using the Black-Scholes option pricing model, as determined by the Board of Directors. The key assumptions for 2020 grants are provided in the following table.

2020
Dividend yield	0%
Expected volatility	40%
Risk-free interest rate	0.80%
Expected term in years	6.11
Grant date fair value of common stock	$8.26

The Company used a zero percent dividend yield assumption for all Black-Scholes stock option-pricing calculations. Since the Company’s shares were not publicly traded prior to the Closing and its shares were rarely traded privately, expected volatility is estimated based on the average historical volatility of similar entities with publicly traded shares. The risk-free rate for the expected term of the options is based on the U.S. Treasury yield curve at the date of grant. Expected term is estimated using the simplified method, which takes into account vesting and contractual term. The simplified method is being used to calculate expected term instead of historical experience due to a lack of relevant historical data resulting from changes in option vesting schedules and changes in the pool of employees receiving option grants.

The 2,310,000 RSUs granted on March 13, 2020 were granted at the fair market value of the Company’s stock. The RSUs are subject to the following time-based vesting conditions: one-fourth vest on March 13, 2021; and thereafter one-sixteenth of the RSUs will vest each subsequent 3-month anniversary thereafter on the 13th of the month. RSUs granted do not participate in earnings, dividends, and do not have voting rights until vested.

The Company classifies awards issued under the stock-based compensation plans as equity. Total compensation expense for the three months ended March 31, 2020 was $4.8 million, which included $2.0 million of compensation expense related to the 2018 Stock Plan, $2.5 million of compensation expense related to the acceleration of vesting of awards under the 2018 Stock Plan, and $0.3 million of compensation expense related to the 2020 Plan. Total compensation expense for the three months ended March 31, 2019 was $1.7 million. Employee stock-based compensation recognized was as follows (in thousands):

	For the three months ended March 31
	2020	2019
Cost of revenue	$615	$23
Engineering, research, and development	596	94
Sales and marketing	1,135	23
General and administrative	2,458	1,518
Total stock-based compensation	$4,804	$1,658

As of March 31, 2020 and 2019, there was approximately $24.5 million and $3.6 million of unrecognized stock-based compensation expense.